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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: December 27, 2005

                             Franklin Wireless Corp.
             (Exact name of registrant as specified in its charter)

        California                    0-11616              95-3733534
(State or other jurisdiction        (Commission            (IRS Employer
    or incorporation)               File Number)         Identification No.)

                9853 Pacific Heights Blvd. Suite N, San Diego, CA  92121

                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (805) 623-0000

             9565 Waples St., Suite 250, San Diego, CA 92121
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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SECTION 4-MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On December 27, 2005 the registrant engaged Choi, Kim & Park, LLP ("CKP") as its independent public accountants to audit the Company's financial statements for the fiscal years ending June 30, 2005 and June 30, 2004. The decision to engage CKP was made by the Board of Directors of the Company. During the fiscal years ended June 30, 2005 and June 30, 2004, and through the date hereof, the Company did not consult with CKP regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2006
                                                   Franklin Wireless Corp.,
                                                   a California corporation

                                                   By: /s/ OC Kim
                                                       -------------------------
                                                       President